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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): January 19, 2007
                                                 -----------------


                               GENESEE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         NEW YORK                              0-1653                                  16-0445920
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(State or other Jurisdiction                (Commission                               (IRS Employer
       of Incorporation)                    File Number)                           Identification No.)

 600 Powers Building, 16 West Main Street, Rochester, New York                          14614
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(Address of Principal Executive Offices)                                              (Zip Code)

Registrant's telephone number, including area code:     (585) 454-1250
                                                   -----------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

     -- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     -- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.
                  -------------

                  On January 19, 2007, based on an investigation that is ongoing, Genesee Corporation determined that it owns marketable securities which have not been included in the Corporation's previous Statements of Net Assets in Liquidation. The market value of these securities as of January 19, 2007 was approximately $291,000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Genesee Corporation


Date:  January 24, 2007                 By   /s/ Steven M. Morse
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                                             Steven M. Morse,
                                             President, Treasurer and Secretary